UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:   April 17, 2013

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	000-31207	39-2004336
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin	53223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(414) 354-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On April 17, 2013, Bank Mutual Corporation announced its results for the three months ended March 31, 2013. A copy of Bank Mutual’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 17, 2013	BANK MUTUAL CORPORATION
(Registrant)

		By:	/s/Michael W. Dosland
Michael W. Dosland
Senior Vice President and
Chief Financial Officer

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